U.S. GEOTHERMAL INC. REPORTS FIRST QUARTER 2017 RESULTS
AND REAFFIRMS 2017 GUIDANCE

Highlights

  Eighteenth consecutive quarter of positive cash flow from operations and EBITDA
  Increased EBITDA and Net Income attributable to US Geothermal, from the year- ago period
  Increased output at Raft River with the successful installation of pump in well RRG-5
  Expanded the Board of Directors to eight members, including one new independent director
  Announced CEO update and the formation of an Executive Committee to oversee the search for a new CEO

BOISE, IDAHO – May 10, 2017 - U.S. Geothermal Inc. (the “Company”) (NYSE MKT: HTM), a leading and profitable renewable energy company focused on the development, production, and sale of electricity from geothermal energy, announced today its financial and operating results for the first quarter of 2017, ended March 31, 2017, reaffirmed guidance for 2017 and highlighted notable achievements in the first quarter of 2017. This earnings release should be read in conjunction with US Geothermal’s financial statements, and management’s discussion and analysis (“MD&A”), which are available on the Company’s website at www.usgeothermal.com and have been posted at the U.S. Securities and Exchange Commission website at www.sec.gov.

Summary of First Quarter 2017 Financial Results	Three Months	Three Months Ended
(in millions except per share amounts)	Ended	March 31,
	March 31,
	2017	2016

Operating Revenue	$8.44	$8.50
EBITDA	$4.08	$3.79
Adjusted EBITDA*	$4.43	$4.84
Net Income	$1.12	$1.19
Net Income, As Adjusted*	$1.26	$2.03
Net Income Attributable to US Geothermal	$0.26	$0.15
Per Share	$0.01	$0.01
Net Income Attributable to US Geothermal, As Adjusted*	$0.40	$0.99
Per Share, As Adjusted*	$0.02	$0.05

*Refer to Appendix for further detail on EBITDA, Adjusted EBITDA and Net Income as Adjusted

Website: www.usgeothermal.com	NYSE MKT: HTM

Operating Revenue for the first quarter of 2017 was $8.44 million, compared to $8.50 million for the prior year period. EBITDA was $4.08 million for the first quarter compared to $3.79 million for the prior year period, while Adjusted EBITDA for the first quarter was $4.43 million, compared to $4.84 million for the prior year period. Net Income for the first quarter was $1.12 million, compared to $1.19 million in the prior year period. Net Income (as adjusted) for the first quarter was $1.26 million, compared to $2.03 million in the prior year period. Net Income attributable to US Geothermal for the first quarter was $0.26 million, or $0.01 per share, compared to $0.15 million, or $0.01 per share in the prior year period. Net Income attributable to US Geothermal (as adjusted) for the first quarter was $0.40 million, or $0.02 per share, compared to $0.99 million, or $0.05 per share in the prior year period.

Gross profits were negatively impacted by approximately $0.83 million due to the failure of vaporizer tubes at Neal Hot Springs Unit 1, which was caused by extreme freezing. This loss was partially offset by a revenue gain of $0.02 million at Raft River from approximately one week of increased output resulting from placing production well RRG-5 in service. Gross profit was further impacted by $0.71 million of new property tax resulting from the expiration of a 3-year tax holiday that Neal Hot Springs received since plant start up.

“Our outstanding operational performance during the first quarter allowed us to make up the majority of the $0.83 million negative impact from the vaporizer tube failures that occurred in January at Neal Hot Springs Unit 1,” said Dennis Gilles, Chief Executive Officer. “Our generation shortfall at Neal was partially offset by both higher production at Neal from the other two units, as well as the increased production at Raft River from placing well RRG-5 into service. Our near-term focus continues to be on increasing production from our existing fleet while simultaneously pursing power purchase agreements at our advanced development projects.”

2017 GUIDANCE AND OUTLOOK SUMMARY

2017 Full Year Guidance for Existing Operations*:

	2017 Consolidated Guidance	2017 USG Portion Guidance
Total Plant Operating Revenue	$30 - 34 million	$18 - 22 million
Adjusted EBITDA	$15 - 19 million	$9 - 12 million
EBITDA	$14 - 18 million	$8 - 10 million
Net Income, As Adjusted	$4 - 8 million	$1 - 4 million

* Guidance figures represent Current Operating Power Plants only and do not include contribution from expansion projects at Current Operating Power Plants. Refer to Appendix for further detail of EBITDA, Adjusted EBITDA, and Net Income, As Adjusted.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Development Projects Update

•

Purchased and installed a production pump and associated equipment into well RRG-5 at Raft River. The well was placed into operation on March 21, 2017 and is producing 1,100 gpm. Production from the Raft River plant is now operating at 1.2 MW over the 2017 plan.

•	An updated reservoir model for the San Emidio II reservoir identified the potential size of the resource as up to 47 net megawatts.
•	Permits were received for the deepening of 3 wells in the San Emidio II reservoir. Drilling will proceed this spring once weather and ground conditions allow access.
•	A power plant development permit application for San Emidio II, with up to three power units, was submitted to the U.S. Bureau of Land Management on March 29, 2017.
•

Received a $150,000 Small Business Vouchers grant from the U.S. Department of Energy to develop and evaluate the installation of an integrated solar topping turbine at Raft River, which would create a profitable Geothermal-Solar hybrid cycle.

•	Began advance resource evaluation work at both San Emidio II and Crescent Valley associated with the recently awarded $1.5 million SubTER grant from the Department of Energy.
•

Drilled a third water well at Neal Hot Springs, which was determined to be uneconomical. A fourth well was drilled which is capable of providing an estimated 80 gpm of fresh water for hybrid cooling. Negotiations are underway to acquire surface water rights in the area and testing of a brine treatment system that would provide cooling water is continuing.

•	Final turbine and generator bids were received from the shortlist vendors for the Geysers project.

NOTABLE HIGHLIGHTS AND ACHIEVEMENTS FOR THE FIRST QUARTER OF 2017 INCLUDE

• Operations:

—	High operating availability achieved at each plant (excluding planned maintenance hours) as follows: Neal Hot Springs – 82.5%, Raft River – 100%, and San Emidio – 98.6%.
—	Generated a fleet wide total of 89,613 megawatt-hours for the quarter, as compared to 93,787 megawatt-hours in the prior year.
—

Neal Hot Springs Unit 1 suffered a forced outage on January 5, 2017 during extreme cold weather, resulting in failed and damaged tubes in the vaporizer from freezing. The unit was restarted on February 12, 2017.

• Strategic:

—	Elected one additional new independent director to our Board of Directors and expanded the board to eight members.
—

Board of Directors elected to not renew the employment agreement with Chief Executive Officer, Dennis Gilles and are discussing a role for Mr. Gilles as an Outside Advisor to the Company upon the expiration of the employment agreement on July 18, 2017.

• Cash Management:

—	Ended the First Quarter with $240.5 million in Total Assets, Cash and Cash Equivalents of $13.1 million (Company share of $12.1), and Restricted Cash of $28.4 million.

Conference Call

U.S. Geothermal Inc. will host a telephone conference call for investors and analysts on Thursday, May 11th, 2017 at 1:00 p.m. ET (10:00 a.m. PT) to discuss the first quarter 2017 financial results, which were filed after market close on Wednesday May 10th, 2017.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

The conference call may be accessed by dialing (877) 407-8133 in the United States and Canada and by dialing (201) 689-8040 internationally. A replay of the conference call will be available until May 16, 2017 by dialing (877) 481-4010 in the United States and Canada and by dialing (919) 882-2331 internationally. Please use replay ID: 10347.

A simultaneous webcast of the conference call will be available at the following location: http://www.investorcalendar.com/IC/CEPage.asp?ID=175876. During the webcast, Management will refer to slides that will be posted to its website. The slides and accompanying webcast will be available on the “Upcoming Events” section of the website at the following location: http://www.usgeothermal.com/AllEvents.aspx

About U.S. Geothermal Inc.:

U.S. Geothermal Inc. is a leading and profitable renewable energy company focused on the development, production and sale of electricity from geothermal energy. The Company is currently operating geothermal power projects at Neal Hot Springs, Oregon, San Emidio, Nevada and Raft River, Idaho for a total power generation of approximately 45 MWs. The Company is also developing an additional estimated 115 MWs of projects at: the Geysers, California; a second phase project at San Emidio, Nevada; at Crescent Valley, Nevada; and the El Ceibillo project located near Guatemala City, Guatemala. U.S. Geothermal’s growth goal is to reach over 200 MWs of generation by 2021 through a combination of internal development and strategic acquisitions.

Please visit our Website at: http://www.usgeothermal.com

FOR ADDITIONAL INFORMATION PLEASE CONTACT:
Scott Anderson – Director of Investor Relations and Corporate Communications
U.S. Geothermal Inc.
Tel: 208-424-1027
Fax: 208-424-1030
sanderson@usgeothermal.com

The information provided in this news release may contain forward-looking statements within the definition of the Safe Harbor provisions of the US Private Securities Litigation Reform Act of 1995. Readers are cautioned to review the risk factors identified by the company in its filings with United States Securities and Exchange Commission. All statements, other than statements of historical fact, included herein, without limitation, statements relating to the future operating or financial performance, development schedules or estimated resources of U.S. Geothermal, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; interpretation of the results of well tests; project development; resource megawatt capacity; capital expenditures; timelines; strategic plans; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from U.S. Geothermal's expectations include the uncertainties involving the availability of financing in the debt and capital markets; uncertainties involved in the interpretation of results of well tests; the need for cooperation of government agencies in the development and operation of properties; the need to obtain permits and governmental approvals; risks of construction; unexpected cost increases, which could include significant increases in estimated capital and operating costs; and other risks and uncertainties disclosed in U.S. Geothermal's Annual Report on Form 10-K for the year ended December 31, 2016 filed with the United States Securities and Exchange Commission and Canadian securities regulatory authorities and in other U.S. Geothermal reports and documents filed with applicable securities regulatory authorities from time to time. Forward-looking statements are based on management’s expectations, beliefs and opinions on the date the statements are made. U.S. Geothermal Inc. assumes no obligation to update forward-looking statements if management’s expectations, beliefs, or opinions, or other factors, should change.

The NYSE MKT does not accept responsibility for the adequacy of this release.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

APPENDIX

The below table summarizes revenues for 2017 and 2016, and reflects seasonality by quarter of our generation and corresponding revenues.

OPERATING REVENUE BY QUARTER:	Q1		Q2		Q3		Q4
(in millions)

2017	$8.44	$	TBD	$	TBD	$	TBD
2016	$8.50		$5.66		$6.74		$10.58

GROSS PROFIT IMPACTS

Additional year over year financial impact in 2017 totaled $1.52 million. Impact by item includes:

o	Neal Unit 1 vaporizer tube failures resulting from extreme freezing loss impact of $0.83 million for the quarter.
o	Raft River RRG-5 pump startup gain impact of $0.02 million for the quarter.
o	Neal Hot Springs incurred a $0.71 property tax liability which resulted from the ending of a 3-year tax holiday.

RECONCILIATION OF NON-GAAP TERMS:
In addition to these financial results reported in accordance with GAAP, the Company has provided certain non-GAAP financial information to aid investors in better understanding the Company’s performance. For comparability of reporting, management considers this information in conjunction with GAAP amounts in evaluating business performance. These non-GAAP financial measures should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP. The following tables provide a reconciliation of the EBITDA, EBITDA Adjusted, and Net Income Adjusted; presented for both the Consolidated financials as well as Attributable to US Geothermal only (consolidated less minority interest).

EBITDA is calculated as net income before interest, income taxes, depreciation and amortization, and is not a measurement of financial performance or liquidity under generally accepted accounting principles in the United States. EBITDA is presented as a metric commonly used by securities analysts, investors and other interested parties in the evaluation of a company’s ability to service and/or incur debt.

Adjusted EBITDA reflects EBITDA adjusted to exclude discretionary exploration costs, non-cash stock compensation as well as the value assigned to stock options granted, and write-off of discontinued exploration activities and other large non-recurring items.

Net Income, As Adjusted reflects Net Income before Tax and other large non-recurring items and is provided to support year over comparisons. The Company recognized a Deferred Tax Asset starting in 2015, and though tax amounts are now reflected in our Financials as required by GAAP, any current tax obligation is offset by a reduction in the recognized Deferred Tax Asset.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

CONSOLIDATED:

Summary of First Quarter 2017 Financial Results	Three Months	Three Months Ended
(Consolidated)	Ended	March 31,
	March 31,
(in millions)	2017	2016

Net Income	$1.12	$1.19
Interest	$1.19	$0.93
Income Tax Expense	$0.14	$0.09
Depreciation & Amortization	$1.63	$1.58
EBITDA	$4.08	$3.79
Exploration costs, Stock based comp.	$0.35	$0.30
Non-recurring Expenses	$0.00	$0.75
Adjusted EBITDA	$4.43	$4.84

Full Year Guidance (Consolidated):	2017
(in millions)

Net Income	$2.6 – 6.6
Income Taxes Expense	$0.9
Interest	$4.6
Depreciation & Amortization	$6.3
EBITDA	$14.4 – 18.4
Exploration costs, Stock based compensation, and Non-recurring expenses	$1.1
Adjusted EBITDA	$15.5 – 19.5

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Net Income, As Adjusted (Consolidated):	Three Months	Three Months Ended
(in millions)	Ended	March 31,
	March 31,
	2017	2016

Net Income	$1.12	$1.19
Income Tax Expense	$0.14	$0.09
Non-recurring Expenses	$0.00	$0.75
Net Income, As Adjusted	$1.26	$2.03

Full Year Guidance (Consolidated):
(in millions):
2017

Net Income	$2.6 – 6.6
Income Taxes Expense	$0.9
Non-recurring Expenses	$0.0
Net Income, As Adjusted	$3.5 – 7.5

ATTRIBUTABLE TO US GEOTHERMAL (Consolidated less Minority Interests):

Summary of First Quarter 2017 Financial Results	Three Months	Three Months Ended
(Attributable to US Geothermal):	Ended	March 31,
(in millions)	March 31,

	2017	2016

Net Income	$0.26	$0.15
Interest	$1.04	$0.77
Income Tax Expense	$0.14	$0.09
Depreciation & Amortization	$0.82	$0.81
EBITDA	$2.26	$1.82
Exploration costs, Stock based comp.	$0.35	$0.30
Non-recurring Expenses	$0.00	$0.75
Net Income Attributable to US Geothermal, As Adjusted*	$0.40	$0.99
Adjusted EBITDA	$2.61	$2.87

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com

Full Year Guidance (Attributable to US Geothermal):	2017
(in millions)

Net Income	$0.1 – 2.6
Income Taxes Expense	$0.9
Interest	$4.0
Depreciation & Amortization	$3.3
EBITDA	$8.3 – 10.8
Exploration costs, Stock based compensation, and Non-recurring Expenses	$1.1
Adjusted EBITDA	$9.4 – 11.9

Net Income, Attributable to US Geothermal,	Three Months	Three Months Ended
As Adjusted	Ended	March 31,
(in millions except per share amounts)	March 31,

	2017	2016

Net Income Attributable to US Geothermal	$0.26	$0.15
Income Tax Expense	$0.14	$0.09
Non-recurring Expenses	$0.00	$0.75
Net Income Attributable to US Geothermal, As Adjusted	$0.40	$0.99
Per Share, As Adjusted	$0.02	$0.05
Shares Basic	18.95	18.23

Full Year Guidance (Attributable to US Geothermal):
(in millions)
2017

Net Income Attributable to US Geothermal	$0.1 – 2.6
Income Taxes Expense	$0.9
Non-recurring Expenses	$0.0
Net Income Attributable to US Geothermal, As Adjusted	$1.0 – 3.5

Non-recurring Expenses:

For 2017 Net Income, As Adjusted, and Net Income Attributable to US Geothermal, As Adjusted, along with Adjusted EBITDA and Adjusted EBITDA, Attributable to US Geothermal are not expected to be impacted by any one-time, non-recurring expenses.

U.S. Geothermal Inc.	390 E Parkcenter Blvd, Ste 250, Boise, ID 83706	208-424-1027
www.usgeothermal.com